                                                                    EXHIBIT 99.2

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The Merger is to be accounted for in accordance with the pooling of interests method of accounting pursuant to APB Opinion No. 16. The pooling of interests method of accounting assumes that ADT and Tyco have been merged since their inception, and the historical consolidated financial statements for periods prior to consummation of the Merger are restated as though the companies have been combined since their inception. Accordingly, the accompanying unaudited pro forma combined financial information gives effect to the transaction by means of the pooling of interests. Pursuant to Rule 11-02 of Regulation S-X the unaudited pro forma combined financial information excludes the results of operations associated with discontinued operations and extraordinary items.

The unaudited pro forma combined financial information should be read in conjunction with (i) ADT's consolidated financial statements, including the accounting policies and notes thereto, included in the annual report on Form 10-K for the year ended December 31, 1996, (ii) Tyco's consolidated financial statements, including the accounting policies and notes thereto, included in the annual report on Form 10-K for the year ended June 30, 1996, and (iii) Tyco's consolidated financial statements and notes thereto included in the quarterly reports on Form 10-Q for the quarterly periods ended September 30, 1996 and December 31, 1996.

The unaudited pro forma combined financial information has been prepared in United States dollars in accordance with generally accepted accounting principles in the United States (U.S. GAAP). These principles require management to make extensive use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The unaudited pro forma combined results of operations are not necessarily indicative of future operating results.

Tyco's financial year-end is currently June 30, while ADT's is December 31. For the purposes of the unaudited pro forma combined results of operations, Tyco's results have been adjusted to a calendar year basis to conform with that of ADT. Certain figures for the years ended December 31, 1995 and 1994 have been reclassified to conform to the 1996 presentation. In addition, certain figures of ADT and Tyco at December 31, 1996 and for the years ended December 31, 1996, 1995 and 1994 have been reclassified to conform to the combined presentation.

The unaudited pro forma combined condensed balance sheet gives effect to the Merger as if it had occurred on December 31, 1996, combining the balance sheets of ADT and Tyco at December 31, 1996. The unaudited pro forma combined statements of income give effect to the Merger as if it had occurred on January 1, 1994, combining the results of ADT and Tyco for each of the three years in the period ended December 31, 1996.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

            (IN MILLIONS, EXCEPT SHARE NUMBER AND PER SHARE AMOUNTS)

                                                                                          PRO FORMA    PRO FORMA
                                                                    ADT         TYCO     ADJUSTMENTS   COMBINED
                                                                ------------  ---------  -----------  -----------
Net sales.....................................................  $    1,704.0  $ 5,721.8   $            $ 7,425.8
Cost of sales.................................................        (920.0)  (4,132.3)                (5,052.3)
Selling, general and administrative expenses..................        (567.5)    (926.9)                (1,494.4)
Restructuring and other non-recurring charges.................        (237.3)        --                   (237.3)
Charge for the impairment of long-lived assets................        (744.7)        --                   (744.7)
                                                                ------------  ---------  -----------  -----------
Operating (loss) income.......................................        (765.5)     662.6                   (102.9)
Interest income...............................................          27.5         --         3.0         30.5
Interest expense..............................................        (101.0)     (81.3)       (3.0)      (185.3)
Gain (loss) on disposal of businesses.........................           1.7         --                      1.7
Other income less expenses....................................         128.8         --                    128.8
                                                                ------------  ---------  -----------  -----------
(Loss) income from continuing operations before income
  taxes.......................................................        (708.5)     581.3                   (127.2)
Income taxes..................................................          21.8     (233.2)                  (211.4)
                                                                ------------  ---------  -----------  -----------
(Loss) income from continuing operations......................  $     (686.7) $   348.1                $  (338.6)
                                                                ------------  ---------  -----------  -----------
                                                                ------------  ---------  -----------  -----------
Primary earnings per common share
(Loss) income from continuing operations......................  $      (5.01) $    2.25   $      --    $   (1.53)
                                                                ------------  ---------  -----------  -----------
                                                                ------------  ---------  -----------  -----------
Weighted average number of common shares (in thousands).......       137,114    154,468                  220,465
                                                                ------------  ---------  -----------  -----------

 See accompanying notes to unaudited pro forma combined financial information.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995

            (IN MILLIONS, EXCEPT SHARE NUMBER AND PER SHARE AMOUNTS)

                                                                                          PRO FORMA    PRO FORMA
                                                                      ADT       TYCO     ADJUSTMENTS   COMBINED
                                                                   ---------  ---------  -----------  -----------
Net sales........................................................  $ 1,783.8  $ 4,842.8           $    $ 6,626.6
Cost of sales....................................................     (990.4)  (3,546.3)                (4,536.7)
Selling, general and administrative expenses.....................     (558.4)    (772.7)                (1,331.1)
Restructuring and other non-recurring charges....................      (34.2)        --                    (34.2)
                                                                   ---------  ---------  -----------  -----------
Operating (loss) income..........................................      200.8      523.8                    724.6
Interest income..................................................       16.2         --         1.1         17.3
Interest expense.................................................     (116.3)     (62.0)       (1.1)      (179.4)
Gain (loss) on disposal of businesses............................      (36.6)        --                    (36.6)
Other income less expenses.......................................       (5.0)        --                     (5.0)
                                                                   ---------  ---------  -----------  -----------
(Loss) income from continuing operation before income taxes......       59.1      461.8                    520.9
Income taxes.....................................................      (28.1)    (188.8)                  (216.9)
                                                                   ---------  ---------  -----------  -----------
(Loss) income from continuing operations.........................  $    31.0  $   273.0                $   304.0
                                                                   ---------  ---------  -----------  -----------
                                                                   ---------  ---------  -----------  -----------
Primary earnings per common share
(Loss) income from continuing operations.........................  $    0.22  $    1.79  $       --   $     1.39
                                                                   ---------  ---------  -----------  -----------
                                                                   ---------  ---------  -----------  -----------
Weighted average number of common shares (in thousands)..........    138,283    152,655                  219,215
                                                                   ---------  ---------  -----------  -----------

 See accompanying notes to unaudited pro forma combined financial information.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994

            (IN MILLIONS, EXCEPT SHARE NUMBER AND PER SHARE AMOUNTS)

                                                                                          PRO FORMA    PRO FORMA
                                                                      ADT       TYCO     ADJUSTMENTS   COMBINED
                                                                   ---------  ---------  -----------  -----------
Net sales........................................................  $ 1,629.4  $ 4,230.6           $    $ 5,860.0
Cost of sales....................................................     (913.4)  (3,097.0)                (4,010.4)
Selling, general and administrative expenses.....................     (505.5)    (700.5)                (1,206.0)
Restructuring and other non-recurring charges....................       (4.5)     (37.2)                   (41.7)
                                                                   ---------  ---------  -----------  -----------
Operating (loss) income..........................................      206.0      395.9                    601.9
Interest income..................................................       15.2         --         1.3         16.5
Interest expense.................................................      (99.3)     (60.8)       (1.3)      (161.4)
Gain (loss) on disposal of businesses............................       (0.3)        --                     (0.3)
Other income less expenses.......................................       (4.1)        --                     (4.1)
                                                                   ---------  ---------  -----------  -----------
(Loss) income from continuing operations before income taxes.....      117.5      335.1                    452.6
Income taxes.....................................................      (34.9)    (151.4)                  (186.3)
                                                                   ---------  ---------  -----------  -----------
(Loss) income from continuing operations.........................  $    82.6  $   183.7                $   266.3
                                                                   ---------  ---------  -----------  -----------
                                                                   ---------  ---------  -----------  -----------
Primary earnings per common share
(Loss) income from continuing operations.........................  $    0.51  $    1.24  $       --   $     1.18
                                                                   ---------  ---------  -----------  -----------
                                                                   ---------  ---------  -----------  -----------
Weighted average number of common shares (in thousands)..........    136,148    148,668                  214,200
                                                                   ---------  ---------  -----------  -----------

 See accompanying notes to unaudited pro forma combined financial information.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                              AT DECEMBER 31, 1996
                                 (IN MILLIONS)

                                                                                         PRO FORMA     PRO FORMA
                                                                     ADT       TYCO      ADJUSTMENT    COMBINED
                                                                  ---------  ---------  ------------  -----------
ASSETS
  CURRENT ASSETS:
  Cash and cash equivalents.....................................  $   215.9  $    83.5  $              $   299.4
  Accounts receivable, net......................................      210.7      914.8                   1,125.5
  Contracts in process..........................................         --      131.6                     131.6
  Inventories...................................................       39.2      765.2                     804.4
  Deferred income taxes.........................................         --      144.9                     144.9
  Prepaid expenses and other current assets.....................      117.0       94.1                     211.1
                                                                  ---------  ---------  ------------  -----------
  Total current assets..........................................      582.8    2,134.1                   2,716.9
  Property, plant and equipment, net............................    1,513.6      924.2                   2,437.8
  Goodwill and other intangibles, net...........................      458.0    1,837.3                   2,295.3
  Reorganization value in excess of identifiable assets.........         --       99.4                      99.4
  Deferred income taxes.........................................         --       67.2                      67.2
  Long-term investments.........................................      100.6         --                     100.6
  Other long-term assets........................................       75.4      135.9                     211.3
                                                                  ---------  ---------  ------------  -----------
  Total assets..................................................  $ 2,730.4  $ 5,198.1  $              $ 7,928.5
                                                                  ---------  ---------  ------------  -----------
                                                                  ---------  ---------  ------------  -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILITIES:
  Short-term debt...............................................  $   209.2  $   362.8                 $   572.0
  Accounts payable..............................................      138.0      562.1         (18.6)      681.5
  Other current liabilities.....................................      293.6      636.8           3.0       933.4
  Contracts in process -- billings in excess of cost............         --      153.3                     153.3
  Income taxes..................................................         --      101.1          15.6       116.7
  Deferred income taxes.........................................         --       12.9                      12.9
                                                                  ---------  ---------  ------------  -----------
  Total current liabilities.....................................      640.8    1,829.0                   2,469.8
  Long-term debt................................................      910.1      893.7                   1,803.8
  Deferred revenue..............................................      146.1         --                     146.1
  Deferred income taxes.........................................       91.5       29.0                     120.5
  Other long-term liabilities...................................      182.1      218.4                     400.5
                                                                  ---------  ---------  ------------  -----------
  Total liabilities.............................................    1,970.6    2,970.1                   4,940.7
                                                                  ---------  ---------  ------------  -----------
  Total shareholders' equity....................................      759.8    2,228.0                   2,987.8
                                                                  ---------  ---------  ------------  -----------
  Total liabilities and shareholders' equity....................  $ 2,730.4  $ 5,198.1  $              $ 7,928.5
                                                                  ---------  ---------  ------------  -----------
                                                                  ---------  ---------  ------------  -----------

 See accompanying notes to unaudited pro forma combined financial information.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

(1) The pro forma combined per share amounts are based on the combined weighted average of ADT Common Shares and Tyco Common Shares for all periods presented based on ADT shareholders, through a reverse stock split, receiving 0.48133 Combined Company Common Shares for each ADT Common Share and Tyco shareholders receiving one Combined Company Common Share for each Tyco Common Share.

(2) Certain reclassifications, none of which affects income from continuing operations, have been made to the Tyco statements of income in the pro forma combined statements of income to conform classifications of interest income. The pro forma adjustments to the balance sheet were required to classify on a consistent basis income taxes payable and employee payroll withholdings.

(3) Primary (loss) earnings per common share from continuing operations for ADT was based on adjusted net (loss) income from continuing operations available to common shareholders, after deducting dividends on ADT convertible preference shares, of ($687.0) million in 1996, $30.7 million in 1995 and $69.3 million in 1994.

(4) There were no material transactions between ADT and Tyco during any of the periods presented.

(5) Total transaction costs to be incurred by ADT and Tyco in connection with the Merger are estimated to be approximately $75 million. These costs, related to legal, printing, accounting, financial advisory services and other related expense, will be charged against income upon consummation of the Merger. A restructuring charge to operations by the combined company is expected to occur subsequent to the Merger to reflect the combination of the two companies. Such charges may include amounts with respect to the elimination of excess facilities, the write-off of certain goodwill and fixed assets and severance costs. The effects of these costs have not been reflected in this pro forma combined financial information.

(6) The Tyco share and per share amounts for 1995 and 1994 have been restated to reflect a two-for-one stock split effected in the form of a stock dividend which was distributed on November 14, 1995.

(7) In 1996 ADT recorded certain non-recurring items including (i) a non-cash charge relating to the write-down of specific assets to their estimated fair values in accordance with Statement of Financial Accounting Standards No. 121, (ii) a charge principally relating to costs associated with integrating the businesses of ASH in the United Kingdom and the United States into ADT, together with the costs of administrative, accounting, management information and technological infrastructure enhancements currently being implemented in the United States electronic security services division,
    (iii) a gain arising on the sale of ADT's entire interest in Limelight Group plc, which was recorded in the balance sheet at a nominal value, and (iv) a gain represented by cash receivable as a result of the settlement of ADT's litigation against BDO Binder Hamlyn. ADT's historical net income before these non-recurring items amounted to $140.3 million, or $0.98 per share ($0.93 per share on a fully diluted basis). On a pro forma combined basis, net income before these charges is $488.4 million, or $2.19 per share ($2.14 per share on a fully diluted basis).